SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 31, 1998
                Date of Report (date of earliest event reported)



                                 U.S. PAWN, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



Colorado                              0-18291                   84-0819941
----------------------------        ------------               -------------
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)               I.D. Number)



                              7125 Lowell Boulevard
                           Westminster, Colorado 80030
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (303) 657-3550


                                       N/A
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     Pursuant to Item 304 of Regulation S-K, the Company makes the following representations:


(i) On March 26, 1998, AJ. Robbins, PC, Certified Public Accountants and Consultants, 3033 East 1st Avenue, Denver, Colorado, Certifying Accountant for U.S. Pawn, Inc. (the "Company") resigned as Certifying Accountant for the Company due to certain independence issues.

(ii) None of the prior certifying accountant's reports on the Company's financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principle.

(iii) The appointment of the new certifying accountant was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

(iv) During the Company's two most recent fiscal years and subsequent interim period up to the date of the change in certifying accountant, there were no disagreements with the former certifying accountant on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of AJ. Robbins, PC, would have caused AJ.Robbins, PC to make a reference to the subject matter of the disagreement(s) in connection with his report.

(v) Effective March 30, 1998, the Company has engaged the accounting firm of Ehrhardt Keefe Steiner & Hottman, Certified Public Accountants and Consultants, 7979 East Tufts Avenue, Denver, Colorado, as Certifying Accountant for the year ending December 31, 1997.

(vi) The Company did not consult with Ehrhardt Keefe Steiner & Hottman with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements prior to engaging the firm.

(vii) The Company has requested that AJ. Robbins, PC review the disclosure in this Report and that the firm has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     1.   Statement  of  former   certifying   accountant  in  response  to  the
          information disclosed under Item 4. of this Report.

                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 AND CONSULTANTS
                         3033 EAST 1ST AVENUE, SUITE 201
                             DENVER, COLORADO 80206

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of US Pawn, Inc. dated March 31, 1998.

                                            AJ. ROBBINS, P.C.
                                            CERTIFIED PUBLIC ACCOUNTANTS
                                            AND CONSULTANTS

Denver, Colorado
March 31, 1998




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 31, 1998


                                                      U.S. PAWN, INC.




                                            by:  /s/  Charles C. Van Gundy
                                                      --------------------------
                                                      Charles C. Van Gundy
                                                      President
                                                      Chief Executive Officer